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                                                                    EXHIBIT 23.7
                                                                    ------------

                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------

We consent to the incorporation by reference in Registration Statements No. 333-79603 and No. 333-89189 of Dollar Thrifty Automotive Group, Inc. on Forms S-8 of our report dated February 2, 2000, except for Note 17 as to which the date is March 2, 2000, appearing in this Annual Report on Form 10-K of Dollar Thrifty Automotive Group, Inc. for the year ended December 31, 1999.



DELOITTE & TOUCHE LLP

Tulsa, Oklahoma
March 22, 2000